UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2015

The First Marblehead Corporation
(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 28, 2015, the Massachusetts Supreme Judicial Court (the “SJC”) issued its opinion in the cases relating to the Massachusetts tax treatment of GATE Holdings, Inc. (“GATE”), a former subsidiary of The First Marblehead Corporation (the “Corporation”), for GATE’s taxable years ended June 30, 2004, 2005 and 2006.  The SJC affirmed the decision of the Massachusetts Appellate Tax Board (the “ATB”).  In the third quarter of fiscal 2012, the Corporation made a $5.1 million payment that satisfied its obligation to the Massachusetts Department of Revenue for GATE’s taxable years ended June 30, 2004, 2005 and 2006.  As such, the Corporation is not required to make any additional payments to the Massachusetts Department of Revenue for GATE’s taxable years ended June 30, 2004, 2005 and 2006.

Background

The Corporation took the position in these cases that GATE was properly taxable as a financial institution and was entitled to apportion its income under applicable provisions of Massachusetts tax law.  The Massachusetts Commissioner of Revenue (the “Commissioner”) took alternative positions: that GATE was properly taxable as a business corporation, or that GATE was taxable as a financial institution, but was not entitled to apportionment or was subject to 100% Massachusetts apportionment.

In September 2007, the Corporation filed a petition with the ATB seeking a refund of state taxes paid for its taxable year ended June 30, 2004, all of which taxes had previously been paid as if GATE were a business corporation.  In December 2009, the Commissioner made additional assessments of tax, along with accrued interest, of approximately $11.9 million for GATE’s taxable years ended June 30, 2004, 2005 and 2006, and approximately $8.1 million for the Corporation’s taxable years ended June 30, 2005 and 2006.  For the 2005 and 2006 taxable years, only one of the two assessments made by the Commission would ultimately be allowed.  In March 2010, the Corporation filed petitions with the ATB contesting the additional assessments against GATE and the Corporation.  The assessments against GATE were in the alternative to the assessments against the Corporation.

On November 9, 2011, the ATB issued an order (the “ATB Order”) regarding these proceedings.  Among other things, the ATB Order reflected the ATB’s determination that GATE incorrectly calculated one of the two applicable apportionment factors (the “Property Factor”) used to calculate GATE’s financial institution excise tax by excluding all income from trust-owned education loans outside of Massachusetts rather than including such income for the purposes of GATE’s Massachusetts state tax returns.

On April 17, 2013, the ATB issued its opinion confirming the rulings and findings included in the ATB Order. On July 22, 2013, the Corporation filed an appeal of the ATB’s findings with regard to the Property Factor in the Massachusetts Appeals Court.  On December 18, 2013, the SJC notified the Corporation that it had elected to hear its appeal of the ATB’s findings and heard arguments on the appeal on October 7, 2014.  On January 28, 2015, the SJC issued its opinion affirming the decision of the ATB.

GATE’s Taxable Years Ended June 30, 2008 and 2009

On August 6, 2013, the Massachusetts Department of Revenue delivered a notice of assessment for GATE’s taxable years ended June 30, 2008 and 2009, which included an assessment for penalties of $4.1 million.  The Corporation has not accrued for the penalties as the Corporation believes that it is more likely than not that the penalties will ultimately be abated, which is consistent with the Massachusetts Department of Revenue’s treatment of GATE’s taxable years ended June 30, 2004, 2005 and 2006.  On August 26, 2013, the Corporation filed an application to have the assessed amounts abated in full.  On March 26, 2014, the Massachusetts Department of Revenue denied the Corporation’s application.  While the Corporation has filed an appeal on this matter with the ATB, it has been on hold pending resolution of the Corporation’s appeal of the ATB’s findings.  Following the issuance of the SJC’s opinion on January 28, 2015, the Corporation expects that its appeal with the ATB will resume.

The Corporation plans to vigorously pursue its appeal of the matters related to GATE’s 2008 and 2009 tax years.  If the Corporation is unsuccessful in the appeal of the matters related to GATE’s 2008 and 2008 tax years, the Corporation could be required to make additional tax payments, including interest for GATE’s taxable years ended June 30, 2008 and 2009, which could materially adversely affect the Corporation’s liquidity position.  As of September 30, 2014, the Corporation had accrued a total income tax liability of $26.1 million, including interest, related to the 2008 and 2009 tax returns for GATE, which amount was included in income taxes payable on the Corporation’s consolidated balance sheet.  The Corporation cannot predict the outcome of this matter or the timing of such payments, if any, at this time.

Cautionary Statement

Statements in this Current Report on Form 8-K regarding proceedings related to the Corporation’s state income tax returns, including the Corporation’s appeal of the matters related to GATE’s 2008 and 2009 tax years, as well as any other statements that are not purely

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historical, constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based upon the Corporation’s expectations as of January 28, 2015.  The inclusion of this forward-looking information should not be regarded as a representation by the Corporation or any other person that the future expectations expressed or implied by the Corporation will be achieved.  You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause the Corporation’s actual financial or operating results, or the timing of events, to be materially different than those expressed or implied by forward-looking statements.  Important factors that could cause or contribute to such differences include the resolution of the Corporation’s appeal of the matters related to GATE’s 2008 and 2009 tax years.  The Corporation specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K, and you should not rely on those statements as representing the Corporation’s views as of any date subsequent to the date of this Current Report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION
Date: January 28, 2015	By:	/s/ Alan Breitman
Alan Breitman Managing Director and Chief Financial Officer